UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934
Date of Report (Date of Earliest Event Reported):
September 12, 2013

Commission file number: 001-35653
SUSSER PETROLEUM PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	30-0740483
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
555 East Airtex Drive Houston, Texas 77073 (Address of principal executive offices, including zip codes)
Registrant’s telephone number, including area code: (832) 234-3600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors of Certain Officers: Election of Directors: Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.
(b), (c)     On September 11, 2013, the Board of Directors (“Board”) of Susser Petroleum Partners GP LLC (the “General Partner”), the general partner of Susser Petroleum Partners LP (the “Partnership”), voted to appoint Rocky Dewbre-previously the President and Chief Operating Officer of the General Partner-to the position of President and Chief Executive Officer of the General Partner. Sam L. Susser, who stepped down from the position of Chief Executive Officer immediately prior to Mr. Dewbre's appointment, will continue to serve as Chairman of the Board.
On that date, the Board appointed Gail S. Workman, 46, to the position of Senior Vice President and Chief Operating Officer.  Ms. Workman joined the Partnership's predecessor, Susser Petroleum Company LLC, in May 2011 as a Senior Vice President of Sales and Operations. Prior to joining the company, she served as Regional Vice President of Sales for GDF Suez Energy from May 2006 to May 2011 where she led a multi-channel sales team focused on delivering energy solutions to retail, commercial, industrial, and government clients.  The Partnership and Susser Holdings Corporation (“SUSS”) issued a joint news release on September 12, 2013 announcing, among other things, the foregoing promotions. A copy of that release is attached hereto as Exhibit 99.1.

(d)         SUSS, as the sole member of the General Partner, on September 11, 2013, increased the size of the Board to include seven directors and appointed Mr. Frank A. Risch to serve as a director and to the conflicts and audit committees of the Board. Mr. Risch joins the Board as an independent director.
As an independent director of the General Partner, Mr. Risch will receive compensation and reimbursement of expenses consistent with the General Partner's director compensation practices as described beginning on page 52 of the Partnership's annual report on Form 10-K for the 2012 fiscal year, including an initial grant of 3,674 phantom units under the Susser Petroleum Partners LP Long-Term Incentive Plan.
The Partnership issued a news release on September 12, 2013 announcing, among other things, Mr. Risch's appointment to the Board. A copy of that release is attached as Exhibit 99.2 hereto.
Item 8.01    Other Events
On September 11, 2013 the Board elected Mr. Rob. L. Jones to serve as lead independent director of the Board. Mr. Jones' election to that role was also announced in the September 12, 2013 joint news release attached hereto as Exhibit 99.2.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
The following exhibits are filed herewith:

Exhibit Number	Exhibit Description
99.1	News Release of Susser Petroleum Partners LP, dated September 12, 2013.
99.2	Joint News Release of Susser Holdings Corporation and Susser Petroleum Partners, dated September 12, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSSER PETROLEUM PARTNERS LP

Date: September 12, 2013	By:	Susser Petroleum Partners GP LLC, its general partner
	By:	/s/ Mary E. Sullivan
	Name:	Mary E. Sullivan
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description
99.1	News Release of Susser Petroleum Partners LP, dated September 12, 2013.
99.2	Joint News Release of Susser Holdings Corporation and Susser Petroleum Partners, dated September 12, 2013.